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                                                                    EXHIBIT 13.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 ACCOMPANYING ANNUAL REPORT ON FORM 20-F REPORT OF WESTERN FOREST PRODUCTS INC.
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                     (CHAPTER 63, TITLE 18 U.S.C. S. 1350)


      In connection with Amendment No. 2 to the annual report of Western
Forest Products Inc. (the "Company") on Form 20-F for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Reynold Hert, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. S. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


      1.    the Report fully complies with the requirements of Section 13(a) or
            Section 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: as of January 3, 2006.



                                         /s/ Reynold Hert
                                         --------------------------------------
                                         Reynold Hert
                                         President and Chief Executive Officer
                                         Western Forest Products Inc.